UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with our filing on or about the date hereof of a registration statement on Form S-3, we are filing this Current Report on Form 8-K to present certain additional disclosures to be incorporated by reference therein, including disclosures relating to:

•	Certain historical financial statements related to certain of our completed acquisitions; and

•	Certain unaudited pro forma financial information regarding our completed acquisitions.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements Under Rule 3-14 of Regulation S-X

(b)	Unaudited Pro Forma Condensed Consolidated Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013	31
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013	32
Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the three months ended March 31, 2013	33
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the three months ended March 31, 2013	34

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2012	35
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2012	36

(d)	Exhibits

Exhibit Number	Title

23.1*	Consent of Independent Auditors

*	Filed herewith

Report of Independent Auditors

The Board of Directors and Stockholders of

Terreno Realty Corporation

We have audited the accompanying statement of revenues and certain expenses of America’s Gateway (the “Property”), for the year ended December 31, 2012, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of America’s Gateway for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statements, the statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Terreno Realty Corporation, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

San Francisco, California

June 24, 2013

America’s Gateway

Statements of Revenues and Certain Expenses

For the Three Months Ended March 31, 2013 (unaudited)

and the Year Ended December 31, 2012

(in thousands)

	For the Three Months Ended March 31, 2013 (unaudited)	For the Year Ended December 31, 2012
Revenues:
Rental	$323	$1,743
Tenant reimbursements	83	387

Total revenues	406	2,130
Certain expenses:
Property operating expenses	110	460
Real estate taxes	98	286

Total expenses	208	746

Revenues in excess of certain expenses	$198	$1,384

See accompanying notes to statements of revenues and certain expenses.

America’s Gateway

Notes to Statements of Revenues and Certain Expenses

For the Three Months Ended March 31, 2013 (unaudited)

and the Year Ended December 31, 2012

1.	Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of America’s Gateway (the “Property”) for the three months ended March 31, 2013 (unaudited) and the year ended December 31, 2012. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, The Realty Associates Fund VI, L.P., on May 22, 2013 for approximately $23.7 million. The Property is located in Miami, Florida and consists of six multi-tenant industrial buildings containing 306,924 square feet (unaudited), which were approximately 70% leased to 15 tenants (unaudited) at the time of acquisition.

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the three months ended March 31, 2013 and the year ended December 31, 2012 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the terms of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the statements of revenues and certain expenses.

Interim Statements

The statement of revenues and certain expenses for the three months ended March 31, 2013 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Tenant Concentration

For the year ended December 31, 2012, one tenant accounted for approximately 17% of rental revenues.

Future Minimum Rental Income

Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2012 were as follows (in thousands):

2013	$1,318
2014	932
2015	524
2016	336
2017	152

Total	$3,262

Report of Independent Auditors

The Board of Directors and Stockholders of

Terreno Realty Corporation

We have audited the accompanying statement of revenues and certain expenses of Route 100 (the “Property”), for the year ended December 31, 2012, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Route 100 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statements, the statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Terreno Realty Corporation, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

San Francisco, California

June 24, 2013

Route 100

Statements of Revenues and Certain Expenses

For the Three Months Ended March 31, 2013 (unaudited)

and the Year Ended December 31, 2012

(in thousands)

	For the Three Months Ended March 31, 2013 (unaudited)	For the Year Ended December 31, 2012
Revenues:
Rental	$300	$1,243
Tenant reimbursements	56	281

Total revenues	356	1,524
Certain expenses:
Property operating expenses	60	288
Real estate taxes	42	167

Total expenses	102	455

Revenues in excess of certain expenses	$254	$1,069

See accompanying notes to statements of revenues and certain expenses.

Route 100

Notes to Statements of Revenues and Certain Expenses

For the Three Months Ended March 31, 2013 (unaudited)

and the Year Ended December 31, 2012

1.	Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of Route 100 (the “Property”) for the three months ended March 31, 2013 (unaudited) and the year ended December 31, 2012. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, Fund VI/Kaiser I and III L.L.C., on June 12, 2013 for approximately $16.7 million. The Property is located in Elkridge, Maryland and consists of two multi-tenant industrial buildings containing 348,810 square feet (unaudited), which were approximately 64% leased to seven tenants (unaudited) at the time of acquisition.

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the three months ended March 31, 2013 and the year ended December 31, 2012 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the terms of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the statements of revenues and certain expenses.

Interim Statements

The statement of revenues and certain expenses for the three months ended March 31, 2013 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Tenant Concentration

For the year ended December 31, 2012, three tenants accounted for approximately 50% of rental revenues.

Future Minimum Rental Income

Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2012 were as follows (in thousands):

2013	$989
2014	777
2015	382
2016	182

Total	$2,330

Report of Independent Auditors

The Board of Directors and Stockholders of

Terreno Realty Corporation

We have audited the accompanying statement of revenues and certain expenses of Manhattan Beach (the “Property”), for the year ended December 31, 2011, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Manhattan Beach for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statements, the statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Terreno Realty Corporation, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

San Francisco, California

June 24, 2013

Manhattan Beach

Statements of Revenues and Certain Expenses

For the Period from January 1, 2012 to April 30, 2012 (unaudited)

and the Year Ended December 31, 2011

(in thousands)

	For the Period from January 1, 2012 to April 30, 2012 (unaudited)	For the Year Ended December 31, 2011
Revenues:
Rental	$310	$969
Tenant reimbursements	15	46

Total revenues	325	1,015
Certain expenses:
Property operating expenses	11	30
Real estate taxes	15	46

Total expenses	26	76

Revenues in excess of certain expenses	$299	$939

See accompanying notes to statements of revenues and certain expenses.

Manhattan Beach

Notes to Statements of Revenues and Certain Expenses

For the Period from January 1, 2012 to April 30, 2012 (unaudited)

and the Year Ended December 31, 2011

1.	Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of Manhattan Beach (the “Property”) for the period from January 1, 2012 to April 30, 2012 (unaudited) and the year ended December 31, 2011. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, Robert Leonard 1983 Trust, on July 31, 2012 for approximately $14.2 million. The Property is located in Redondo Beach, California and consists of one industrial building containing 103,200 square feet (unaudited), which was 100% leased to one tenant (unaudited) at the time of acquisition.

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2012 to April 30, 2012 and the year ended December 31, 2011 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the terms of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the statements of revenues and certain expenses.

Interim Statements

The statement of revenues and certain expenses for the period from January 1, 2012 to April 30, 2012 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Tenant Concentration

For the year ended December 31, 2011, one tenant accounted for 100% of rental revenues.

Future Minimum Rental Income

Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2011 were as follows (in thousands):

2012	$900
2013	998
2014	998

Total	$2,896

Report of Independent Auditors

The Board of Directors and Stockholders of

Terreno Realty Corporation

We have audited the accompanying statement of revenues and certain expenses of 26th Street (the “Property”), for the year ended December 31, 2011, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of 26th Street for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statements, the statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Terreno Realty Corporation, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

San Francisco, California

June 24, 2013

26th Street

Statements of Revenues and Certain Expenses

For the Six Months Ended June 30, 2012 (unaudited)

and the Year Ended December 31, 2011

(in thousands)

	For the Six Months Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011
Revenues:
Rental	$502	$1,002
Tenant reimbursements	67	134

Total revenues	569	1,136
Certain expenses:
Property operating expenses	25	46
Real estate taxes	67	134
Interest expense	183	373

Total expenses	275	553

Revenues in excess of certain expenses	$294	$583

See accompanying notes to statements of revenues and certain expenses.

26th Street

Notes to Statements of Revenues and Certain Expenses

For the Six Months Ended June 30, 2012 (unaudited)

and the Year Ended December 31, 2011

1.	Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of 26th Street (the “Property”) for the six months ended June 30, 2012 (unaudited) and the year ended December 31, 2011. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, G&R Avborne Miami, LLC, on September 25, 2012 for approximately $12.1 million. As part of this acquisition, the subsidiary assumed a mortgage loan with an outstanding principal amount of $6.2 million with a fixed annual interest rate of 5.8%. The Property is located in Miami, Florida and consists of two industrial buildings containing 137,594 square feet (unaudited), which were 100% leased to one tenant (unaudited) at the time of acquisition.

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the six months ended June 30, 2012 and the year ended December 31, 2011 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Interest expense is included as a mortgage loan in the amount of $6.2 million was assumed as part of the acquisition and is considered part of the ongoing operations of the property. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the terms of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the statements of revenues and certain expenses.

Interim Statements

The statement of revenues and certain expenses for the six months ended June 30, 2012 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Tenant Concentration

For the year ended December 31, 2011, one tenant accounted for 100% of rental revenues.

Future Minimum Rental Income

Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2011 were as follows (in thousands):

2012	$1,015
2013	1,035
2014	1,056
2015	1,067
2016	1,088
Thereafter	2,393

Total	$7,654

Report of Independent Auditors

The Board of Directors and Stockholders of

Terreno Realty Corporation

We have audited the accompanying statement of revenues and certain expenses of South Main (the “Property”), for the year ended December 31, 2011, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of South Main for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statements, the statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Terreno Realty Corporation, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

San Francisco, California

June 24, 2013

South Main

Statements of Revenues and Certain Expenses

For the Period from January 1, 2012 to November 30, 2012 (unaudited)

and the Year Ended December 31, 2011

(in thousands)

	For the Period from January 1, 2012 to November 30, 2012 (unaudited)	For the Year Ended December 31, 2011
Revenues:
Rental	$91	$98
Tenant reimbursements	18	19

Total revenues	109	117
Certain expenses:
Real estate taxes	21	23

Total expenses	21	23

Revenues in excess of certain expenses	$88	$94

See accompanying notes to statements of revenues and certain expenses.

South Main

Notes to Statements of Revenues and Certain Expenses

For the Period from January 1, 2012 to November 30, 2012 (unaudited)

and the Year Ended December 31, 2011

1.	Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of South Main (the “Property”) for the period from January 1, 2012 to November 30, 2012 (unaudited) and the year ended December 31, 2011. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, which consisted of five family trusts, on December 20, 2012 for approximately $12.8 million. The Property is located in Carson, California, consists of 9.6 acres (unaudited) and is 100% ground leased to a third party (the “Lessor”) until June 30, 2015. There are three industrial buildings containing 186,000 square feet (unaudited), which were 100% leased by the Lessor to two tenants (unaudited) at the time of acquisition.

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2012 to November 30, 2012 and the year ended December 31, 2011 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from the ground lease are recorded on a straight-line basis over the term of the lease. Tenant reimbursements represent recoveries from tenants for property taxes. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the statements of revenues and certain expenses.

Interim Statements

The statement of revenues and certain expenses for the period from January 1, 2012 to November 30, 2012 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Tenant Concentration

For the year ended December 31, 2011, ground lease payments from one lessee accounted for 100% of rental revenues.

Future Minimum Rental Income

Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2011 were as follows (in thousands):

2012	$101
2013	126
2014	126
2015	63

Total	$416

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF TERRENO REALTY CORPORATION

Terreno Realty Corporation (the “Company”) commenced operations with the completion of its initial public offering (“IPO”) of 8,750,000 shares of common stock and a concurrent private placement of an aggregate of 350,000 shares of common stock to its executive officers at a price per share of $20.00 on February 16, 2010. The net proceeds of the IPO and concurrent private placement were approximately $169.8 million after deducting the full underwriting discount of approximately $10.5 million and other offering expenses of approximately $1.7 million. On January 13, 2012, the Company completed a public follow-on offering of 4,000,000 shares of common stock at a price per share of $14.25. On February 13, 2012, the Company sold an additional 61,853 shares of common stock at a price per share of $14.25 upon the exercise by underwriters of their option to purchase additional shares. The net proceeds of the offering, after deducting the underwriting discount and offering expenses, were approximately $54.7 million. On February 19, 2013, the Company completed an additional follow-on offering of 5,750,000 shares of common stock at a price per share of $16.60. The net proceeds of the offering, after deducting the underwriting discount and offering expenses, were approximately $90.8 million.

On July 19, 2012, the Company completed an offering of 1,840,000 shares of 7.75% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), including the sale of 240,000 shares upon the exercise by the underwriters of their option to purchase additional shares, at a price per share of $25.00. The net proceeds of the preferred offering, after deducting the underwriting discount and estimated offering expenses, were approximately $44.3 million.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 is based on the Company’s consolidated balance sheet and reflects the subsequent acquisitions of America’s Gateway and Route 100 and the related borrowings on the term loan payable and revolving credit facility as if such transactions had occurred on March 31, 2013. The unaudited pro forma condensed consolidated statements of operations and comprehensive income (loss) for the three months ended March 31, 2013 and the year ended December 31, 2012 have been prepared to reflect the incremental effect of the acquisition of properties by the Company during the period from January 1, 2013 to June 24, 2013 (the “2013 Acquisitions”) and the year ended December 31, 2012 (the “2012 Acquisitions”) as if such transactions had occurred on January 1, 2012.

The following table summarizes the 2013 and 2012 Acquisitions:

Property Name	Location	Acquisition Date	Purchase Price (in thousands)	Assumed Debt
107th Avenue	Medley, FL	March 6, 2013	$5,095	$—
SeaTac 8th Ave	Burien, WA	March 21, 2013	6,450	—
America’s Gateway	Miami, FL	May 22, 2013	23,725	—
Route 100	Elkridge, MD	June 12, 2013	16,650	—

2013 Acquisitions			51,920	—
Global Plaza	Sterling, VA	March 16, 2012	$6,100	—
Garfield	Commerce, CA	May 30, 2012	52,400	—
Whittier	Whittier, CA	June 12, 2012	16,100	—
Caribbean	Sunnyvale, CA	July 3, 2012	33,718	—
78th Avenue	Doral, FL	July 23, 2012	4,200	—
Manhattan Beach	Redondo Beach, CA	July 31, 2012	14,150	—
Carlton Court	South San Francisco, CA	August 2, 2012	3,575	—
Troy Hill	Elkridge, MD	August 17, 2012	6,664	3,628
26th Street	Miami, FL	September 25, 2012	12,100	6,159
Sweitzer	Laurel, MD	October 15, 2012	6,950	—
17600 West Valley Highway	Tukwila, WA	December 14, 2012	8,000	5,045
631 Brennan	San Jose, CA	December 19, 2012	4,176	—
South Main	Carson, CA	December 20, 2012	12,750	—

2012 Acquisitions			180,883	14,832

Total			$232,803	$14,832

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of properties had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s financial statements included in the 2012 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2013

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	America’s Gateway (2)	Route 100 (3)	Pro Forma Terreno Realty Corporation
ASSETS
Investments in real estate, net	$441,210	$23,725	$16,650	$481,585
Cash and cash equivalents	18,166	1,491	(101)	19,556
Deferred financing costs, net	2,412	—	—	2,412
Other assets, net	6,291	—	—	6,291

Total assets	$468,079	$25,216	$16,549	$509,844

LIABILITIES AND EQUITY
Liabilities
Credit facility	$—	$—	$16,500	$16,500
Term loan payable	—	25,000	—	25,000
Mortgage loans payable	110,795	—	—	110,795
Security deposits	2,290	216	49	2,555
Intangible liabilities	4,073	—	—	4,073
Dividends payable	2,307	—	—	2,307
Accounts payable and other liabilities	4,885	—	—	4,885

Total liabilities	124,350	25,216	16,549	166,115
Commitments and contingencies
Equity
Stockholders’ equity
Preferred stock: $0.01 par value, 100,000,000 shares authorized, and 1,840,000 shares (liquidation preference of $25.00 per share) issued and outstanding	46,000	—	—	46,000
Common stock: $0.01 par value, 400,000,000 shares authorized, and 19,224,946 shares issued and outstanding	192	—	—	192
Additional paid-in capital	301,797	—	—	301,797
Accumulated deficit	(4,260)	—	—	(4,260)

Total stockholders’ equity	343,729	—	—	343,729

Total liabilities and equity	$468,079	$25,216	$16,549	$509,844

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2013

(Unaudited)

(1)	Represents the unaudited historical consolidated balance sheet of Terreno Realty Corporation (the “Company”) as of March 31, 2013. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

(2)	Reflects the acquisition of America’s Gateway as if it had occurred on March 31, 2013 for approximately $23.7 million. The acquisition was funded by a $25.0 million term loan borrowing.

(3)	Reflects the acquisition of Route 100 as if it had occurred on March 31, 2013 for approximately $16.7 million. The acquisition was funded by cash on hand and borrowings under the Company’s revolving credit facility.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Statement of Operations

and Comprehensive Income (Loss)

For the Three Months Ended March 31, 2013

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	2013 Acquisitions		Pro Forma Adjustments		Pro Forma Terreno Realty Corporation
REVENUES
Rental revenues	$10,487	$1,018	(2)	$—		$11,505

Total revenues	10,487	1,018		—		11,505

COSTS AND EXPENSES
Property operating expenses	2,990	349	(2)	—		3,339
Depreciation and amortization	2,737	337	(2)	—		3,074
General and administrative	1,994	—		—		1,994
Acquisition costs	457	—		(457	)(3)	—

Total costs and expenses	8,178	686		(457)		8,407

OTHER INCOME (EXPENSE)
Interest and other income	6	—		—		6
Interest expense, including amortization	(1,521)	—		(192	)(4)	(1,713)

Total other income and expenses	(1,515)	—		(192)		(1,707)

Net income	794	332		265		1,391
Preferred stock dividends	(891)	—		—		(891)

Net and comprehensive (loss) income available to common stockholders	$(97)	$332		$265		$500

EARNINGS PER COMMON SHARE—BASIC AND DILUTED:
Net (loss) income available to common stockholders	$(0.01)					$0.03

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	15,792,553			3,258,333	(5)	19,050,886

See accompanying notes to unaudited pro forma condensed consolidated statement of operations and comprehensive income (loss).

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Statement of Operations

and Comprehensive Income (Loss)

For the Three Months Ended March 31, 2013

(Unaudited)

(1)	Represents the unaudited historical consolidated operations of Terreno Realty Corporation (the “Company”) for the three months ended March 31, 2013. See the historical condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

(2)	The following table sets forth the incremental rental revenues, operating expenses and depreciation and amortization of the 2013 Acquisitions for the three months ended March 31, 2013 based on the historical and pro forma operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired on January 1, 2012 (dollars in thousands).

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization
107th Avenue	March 6, 2013	$112	$23	$34
SeaTac 8th Ave	March 21, 2013	152	16	40
America’s Gateway	May 22, 2013	405	208	143
Route 100	June 12, 2013	349	102	120

Total 2013 Acquisitions		$1,018	$349	$337

Rental revenues set forth above include adjustments for straight-line rents and amortization of lease intangibles.

(3)	Reflects the adjustment to acquisitions costs as if the 2013 Acquisitions had occurred on January 1, 2012.

(4)	Reflects the adjustment to interest expense as if the $25.0 million term loan at an interest rate of LIBOR plus the applicable LIBOR margin of 1.65% and draws of approximately $16.5 million on the Company’s revolving credit facility at an interest rate of LIBOR plus the applicable LIBOR margin of 1.65% had occurred on January 1, 2012 to fund the respective acquisitions.

(5)	Reflects the adjustment to the basic and diluted weighted average common shares outstanding as if the February 19, 2013 follow-on offering of 5,750,000 shares of common stock at a price per share of $16.60 had occurred on January 1, 2012.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Statement of Operations

and Comprehensive Income (Loss)

For the Year Ended December 31, 2012

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	2012 Acquisitions		2013 Acquisitions		Pro Forma Adjustments		Pro Forma Terreno Realty Corporation
REVENUES
Rental revenues	$31,173	$6,858	(2)	$4,944	(2)	$—		$42,975

Total revenues	31,173	6,858		4,944		—		42,975

COSTS AND EXPENSES
Property operating expenses	8,986	1,571	(2)	1,405	(2)	—		11,962
Depreciation and amortization	9,133	2,240	(2)	1,423	(2)	—		12,796
General and administrative	6,403	—		—		—		6,403
Acquisition costs	2,238	—		—		(2,238	)(3)	—

Total costs and expenses	26,760	3,811		2,828		(2,238)		31,161

OTHER INCOME (EXPENSE)
Interest and other income	37	—		—		—		37
Interest expense, including amortization	(5,472)	(633	)(2)	—	(2)	(783	)(4)	(6,888)

Total other income and expenses	(5,435)	(633)		—		(783)		(6,851)

(Loss) income from continuing operations	(1,022)	2,414		2,116		1,455		4,963

Discontinued operations
Income from discontinued operations	1,050	—		—		—		1,050
Gain on sales of real estate investments	4,037	—		—		—		4,037

Income from discontinued operations	5,087	—		—		—		5,087

Net income	4,065	2,414		2,116		1,455		10,050
Preferred stock dividends	(1,604)	—		—		(1,961	)(5)	(3,565)

Net and comprehensive income (loss)	2,461	2,414		2,116		(506)		6,485
Allocation to participating securities	(24)	—		—		—		(24)

Net and comprehensive income (loss) available to common stockholders	$2,437	$2,414		$2,116		$(506)		$6,461

EARNINGS PER COMMON SHARE—BASIC AND DILUTED:
(Loss) income from continuing operations available to common stockholders	$(0.20)							$0.06
Income from discontinued operations	0.39							0.27

Net income available to common stockholders	$0.19							$0.34

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	13,135,440					5,888,794	(6)	19,024,234

See accompanying notes to unaudited pro forma condensed consolidated statement of operations and comprehensive income (loss).

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Statement of Operations

and Comprehensive Income (Loss)

For the Year Ended December 31, 2012

(Unaudited)

(1)	Represents the audited historical consolidated operations of Terreno Realty Corporation (the “Company”) for the year ended December 31, 2012. See the historical consolidated financial statements and notes thereto included in the Company’s 2012 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 15, 2013.

(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2013 and 2012 Acquisitions for the year ended December 31, 2012 based on the historical and pro forma operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired January 1, 2012 (dollars in thousands).

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense
Global Plaza	March 16, 2012	$—	$—	$—	$—
Garfield	May 30, 2012	1,521	515	634	—
Whittier	June 12, 2012	—	—	—	—
Caribbean	July 3, 2012	1,812	356	302	—
78th Avenue	July 23, 2012	—	100	29	—
Manhattan Beach	July 31, 2012	651	116	229	—
Carlton Court	August 2, 2012	199	49	58	—
Troy Hill	August 17, 2012	343	85	173	118
26th Street	September 25, 2012	895	117	289	228
Sweitzer	October 15, 2012	548	86	274	—
17600 West Valley Highway	December 14, 2012	760	82	123	287
631 Brennan	December 19, 2012	—	—	—	—
South Main	December 20, 2012	129	65	129	—

Total 2012 Acquisitions		$6,858	$1,571	$2,240	$633

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense
107th Avenue	March 6, 2013	$628	$131	$190	$—
SeaTac 8th Ave	March 21, 2013	694	73	183	—
America’s Gateway	May 22, 2013	2,127	746	571	—
Route 100	June 12, 2013	1,495	455	479	—

Total 2013 Acquisitions		$4,944	$1,405	$1,423	$—

Global Plaza, Whittier and 631 Brennan were acquired from unrelated third-parties through a sale/leaseback transaction and did not have historical revenues and expenses as the properties were accepted, owned and operated by the owners. As such, no property operations have been reflected in the accompanying unaudited pro forma condensed consolidated statement of operations and comprehensive income (loss).

Rental revenues set forth above include adjustments for straight-line rents and amortization of lease intangibles.

(3)	Reflects the adjustment to acquisition costs as if the 2013 and 2012 Acquisitions had occurred on January 1, 2012.

(4)	Reflects the adjustment to interest expense as if the $25.0 million term loan at an interest rate of LIBOR plus the applicable LIBOR margin of 1.65% and draws of approximately $16.5 million on the Company’s revolving credit facility at an interest rate of LIBOR plus the applicable LIBOR margin of 1.65% had occurred on January 1, 2012 to fund the respective acquisition.

(5)	Reflects the adjustment to preferred stock dividends as if the 7.75% Series A Preferred Stock offering of 1,840,000 shares at a price per share of $25.00 had occurred on January 1, 2012.

(6)	Reflects the adjustment to the basic and diluted weighted average common shares outstanding as if the January 13, 2012 follow-on offering of 4,000,000 shares of common stock at a price per share of $14.25, the February 13, 2012 sale of 61,853 shares of common stock at a price per share of $14.25 upon the exercise by the underwriters of their option to purchase additional shares and the February 19, 2013 follow-on offering of 5,750,000 shares of common stock at a price per share of $16.60 had occurred on January 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: June 24, 2013	By:	/s/ Jaime J. Cannon
Jaime J. Cannon
Chief Financial Officer

Exhibit Index

Exhibit Number	Title

23.1*	Consent of Independent Auditors

*	Filed herewith